UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12


                           NATIONAL DATACOMPUTER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

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

                           NATIONAL DATACOMPUTER, INC.
        900 MIDDLESEX TURNPIKE, BLDG. #5, BILLERICA, MASSACHUSETTS 01821


                                                                 March [ ], 2008

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of National Datacomputer, Inc. to be held at 10:00 a.m. on Monday, June 9, 2008, at the offices of Codec Systems Limited, located at Hyde House, Adelaide Road Dublin 2, Ireland.

     The matters expected to be acted upon at this meeting are described in detail in the following Notice of the Annual Meeting of Stockholders and Proxy Statement.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, after you have read the following notice of the Annual Meeting of Stockholders and the Proxy Statement please promptly vote your proxy on-line or telephonically or complete, date, sign and return the proxy card so that your shares will be represented at the meeting. Voting your proxy does not preclude your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.


                                            Sincerely,


                                            Anthony Stafford
                                            CHAIRMAN OF THE BOARD OF DIRECTORS


                             YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR PROXY PROMPTLY.

                           NATIONAL DATACOMPUTER, INC.
        900 MIDDLESEX TURNPIKE, BLDG. #5, BILLERICA, MASSACHUSETTS 01821

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 9, 2008
To Our Stockholders:

     NOTICE IS GIVEN as of [Date] that the Annual Meeting of National Datacomputer, Inc., a Delaware corporation (the "Company"), will be held on Monday, June 9, 2008, at the offices Codec Systems Limited, located at Hyde House, Adelaide Road Dublin 2, Ireland at 10:00 a.m. for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") that Article Fourth of the Company's Certificate of Incorporation be amended to effect a 1-for-15 reverse stock split of the issued and outstanding shares of the Company's common stock (Proposal One);

     2. To approve a proposed amendment to our Restated Certificate of Incorporation to reduce the number of authorized shares of common stock (Proposal Two).

     3. To amend the 2007 Employee, Director and Consultant Stock Plan by increasing the shares of the Company's common stock for grant under that plan from 2,000,000 to 3,000,000 shares (which shares available for grant shall be reduced to 200,000 shares following the reverse stock split set forth in Proposal 1, if approved) (Proposal Three);

     4. To elect the Company's director nominees to the Board of Directors (Proposal Four);

     5. To ratify the appointment of Carlin, Charron & Rosen, LLP as the independent registered public accounting firm for the Company (Proposal Five);

     6. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

WHO MAY VOTE:

     The Board of Directors has fixed the close of business on March 31, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Corporate Secretary of the Company at the Company's principal executive offices.

     Beginning this year, we are pleased to take advantage of the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this new e-proxy process will expedite stockholders' receipt of proxy materials and lower the costs of our Annual Meeting and reduce the environmental impact of generating paper. Beginning on [xxx] we mailed a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") to all of our stockholders. The Notice of Internet Availability contains instructions on how to access and review all of the information contained in this Proxy Statement and our Annual Report as well as how to submit your proxy via the Internet. You will not receive a printed copy of the proxy materials unless you request one.

     All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to vote your proxy on-line or telephonically, or, if you requested a printed copy of your proxy materials, to complete, sign, date and return the proxy card as soon as possible in accordance with the instructions on the proxy card.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Anthony Stafford
Billerica, Massachusetts                     CHAIRMAN OF THE BOARD OF DIRECTORS

[     ], 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY.

                           NATIONAL DATACOMPUTER, INC.
        900 MIDDLESEX TURNPIKE, BLDG. #5, BILLERICA, MASSACHUSETTS 01821
                                 (978) 663-7677

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 9, 2008

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     Beginning on [xxx] we mailed a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") to all of our stockholders. The Notice of Internet Availability contains instructions on how to access and review all of the information contained in this proxy statement and our 2007 Annual Report on Form 10-KSB, which includes our financial statements for the fiscal year ended December 31, 2007, as well as how to submit your proxy via the Internet. You will not receive a printed copy of the proxy materials unless you request one.

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National Datacomputer, Inc., a Delaware corporation (the "Company" or "National Datacomputer"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of Codec Systems Limited, located at Hyde House, Adelaide Road Dublin 2, Ireland on 9, June, 2008 at 10:00 a.m. and any adjournments thereof (the "Meeting"). This Proxy Statement along with the Notice of Annual Meeting of Stockholders summarizes the purposes of the Meeting and the information you need to know about the Meeting.

     As used in this Proxy Statement, the terms "National Datacomputer," the "Company," "our" and "we" each refers to National Datacomputer, Inc.

WHO CAN VOTE?

     Only those stockholders who owned National Datacomputer common stock, $0.001 par value per share (the "common stock" or the "Shares"), at the close of business on the record date are entitled to vote at the Meeting. The close of business on March 31, 2008 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 31, 2008 the Company had 35,742,438 shares of common stock outstanding and entitled to vote.

     You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by any of the methods discussed below under "May I revoke my proxy?". Any stockholder who has executed a proxy card but attends the meeting in person, or otherwise voted his or her proxy, may revoke the proxy and vote at the meeting.

HOW MANY VOTES DO I HAVE?

     Each share of National Datacomputer common stock entitles you to one vote.

HOW DO I VOTE?

     Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

o    VOTE BY TELEPHONE

          If you reside in the United States, Canada or Puerto Rico, you can vote your shares by telephone by calling the toll-free number provided on the voting website (www.proxyvote.com) and on the proxy card. Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on XXXXXXXXXX. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. IF YOU RECEIVED A PROXY CARD IN THE MAIL BUT CHOOSE TO VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

o    VOTE BY INTERNET

          You can also vote your shares via the Internet on the voting website, which is www.proxyvote.com. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on XXXXXXXXXX. As with telephone voting, you will have the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate stockholders through individual control numbers. If you vote via the Internet, you may incur costs such as telephone and internet access fees for which you will be responsible. IF YOU RECEIVED A PROXY CARD IN THE MAIL BUT CHOOSE TO VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

o    VOTE BY MAIL.

          If you requested and received a printed copy of your proxy materials, you can vote by completing and mailing the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company's Board of Directors.

o    VOTING AT THE ANNUAL MEETING.

          If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

          If your Shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

o BY MAIL. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

o IN PERSON AT THE MEETING. Contact the broker or other nominee who holds your Shares to obtain a broker's proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

o BY INTERNET OR BY TELEPHONE. Follow the instructions you receive from your broker to vote by Internet or telephone.

     Beginning this year, we are pleased to take advantage of the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this new e-proxy process will expedite stockholders' receipt of proxy materials and lower the costs of our Annual Meeting and reduce the environmental impact of the paper used in printing our proxy statements. You will receive a Notice of Internet Availability by mail; however you will not receive a printed copy of the proxy materials, unless you request one. The Notice of Internet Availability contains instructions on how to access and review all of the information contained in this Proxy Statement and our Annual Report as well as how to submit your proxy via the Internet.


HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

     The Board of Directors recommends that you vote as follows:

     o "FOR" the amendment to the Company's Certificate of Incorporation to effect a 1-for-15 reverse stock split of the issued and outstanding shares of the Company's common stock;

     o "FOR" the amendment to the Company's Certificate of Incorporation to reduce the authorized shares of the Company's common stock;

     o "FOR" the amendment of the 2007 Employee, Director and Consultant Stock Plan by increasing the shares of the Company's common stock for grant under that plan from 2,000,000 to 3,000,000 shares (which shares shall then be reduced to 200,000 shares following the reverse stock split set forth in Proposal 1, if approved);

     o "FOR" the election of the Company's director nominees to the Board of Directors;

     o "FOR" the ratification of Carlin, Charron & Rosen, LLP as the independent registered public accounting firm for the Company;

     If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

     MR. STAFFORD, THE PRINCIPAL STOCKHOLDER AND CHAIRMAN OF THE COMPANY, AND HIS FOUR CHILDREN BENEFICIALLY OWN AN AGGREGATE OF 56.59%, AND THUS A MAJORITY, OF ALL OUTSTANDING SHARES OF OUR COMMON STOCK. MR. STAFFORD AND HIS CHILDREN ARE ABLE TO CONTROL THE OUTCOME OF ALL FUTURE MATTERS REQUIRING STOCKHOLDER APPROVAL AT THIS MEETING AND HAVE INDICATED THAT WILL VOTE IN FAVOR OF ALL OF THESE FIVE PROPOSALS. WE ARE NOT CONDITIONING APPROVAL OF ANY OF THE PROPOSALS ON A MAJORITY VOTE OF THE INDEPENDENT STOCKHOLDERS, AND THE PROPOSALS WILL BE APPROVED REGARDLESS OF HOW MANY INDEPENDENT STOCKHOLDERS OPPOSE THEM. HOWEVER, IF THE INDEPENDENT STOCKHOLDERS EXPRESS A STRONG DISAPPROVAL TO ANY VOTE TO BE TAKEN, THE MAJORITY STOCKHOLDER MAY CONSIDER THAT VOTE AND RECONSIDER WHETHER THE ACTION SHOULD BE TAKEN.

MAY I REVOKE MY PROXY?

     If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

     o    signing a new proxy card and submitting it as instructed above;

     o if your Shares are held in street name, revoking by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;

     o notifying National Datacomputer's Secretary in writing before the Meeting that you have revoked your proxy; or

     o attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

     Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

WHAT IF I RECEIVE MORE THAN ONE PROXY CARD?

     You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under HOW DO I VOTE? for each account to ensure that all of your Shares are voted.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

     If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under HOW DO I VOTE? If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions.

     We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, or if a broker or your representative may, but does not, exercise such discretionary authority, this is a "broker non-vote" on that matter.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW ARE VOTES COUNTED?

     The affirmative vote of a majority of the Company's outstanding common stock is required to approve Proposal 1, relating to the approval of the 1:15 reverse stock split of issued and outstanding shares of our common stock. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will be treated as votes against this proposal.

     The affirmative vote of a majority of the Company's outstanding common stock is required to approve Proposal 2, relating to the reduction in the authorized shares of common stock .Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will be treated as votes against this proposal.

     The affirmative vote of a majority of the shares cast affirmatively or negatively is required to approve Proposal 3, the amendment to the 2007 Employee, Director and Consultant Stock Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

     With regard to Proposal 4, the nominees for director who receive the most votes (also known as a "plurality" of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

     The affirmative vote of a majority of the shares cast affirmatively or negatively for Proposal 5 is required to ratify the selection of independent public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

     Where a stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted "FOR" the amendment to the Company's Certificate of Incorporation to effect a 1-for-15 reverse stock split of the issued and outstanding shares of the Company's common stock, "FOR" the amendment to the Company's Certificate of Incorporation to reduce the authorized shares of the Company's common stock, "FOR" the amendments of the Company's 2007 stock plan, "FOR" the election of the director nominees to the Board of Directors, and "FOR" the ratification of Carlin, Charron, & Rosen, LLP, as the independent registered public accounting firm for the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by any of the methods discussed above under "May I revoke my proxy?".

MR. STAFFORD, THE PRINCIPAL STOCKHOLDER AND CHAIRMAN OF THE COMPANY, AND HIS FOUR CHILDREN BENEFICIALLY OWN AN AGGREGATE OF 56.59%, AND THUS A MAJORITY, OF ALL OUTSTANDING SHARES OF OUR COMMON STOCK. MR. STAFFORD AND HIS CHILDREN ARE ABLE TO CONTROL THE OUTCOME OF ALL FUTURE MATTERS REQUIRING STOCKHOLDER APPROVAL AT THIS MEETING AND HAVE INDICATED THAT WILL VOTE IN FAVOR OF ALL OF THESE FIVE PROPOSALS. WE ARE NOT CONDITIONING APPROVAL OF ANY OF THE PROPOSALS ON A MAJORITY VOTE OF THE INDEPENDENT STOCKHOLDERS, AND THE PROPOSALS WILL BE APPROVED REGARDLESS OF HOW MANY INDEPENDENT STOCKHOLDERS OPPOSE THEM. HOWEVER, IF THE INDEPENDENT STOCKHOLDERS EXPRESS A STRONG

DISAPPROVAL TO ANY VOTE TO BE TAKEN, THE MAJORITY STOCKHOLDER MAY CONSIDER THAT VOTE AND RECONSIDER WHETHER THE ACTION SHOULD BE TAKEN.


IS VOTING CONFIDENTIAL?

     We will keep all the proxies, ballots and voting tabulations private. We only let our counsel, as Inspectors of Elections, and our transfer agent, American Stock Transfer & Trust Company (for purposes of tabulating the votes), examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Shares represented in person or by valid proxies in the form received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2008 for (a) each stockholder known by us to own beneficially more than 5% of our common stock,
(b) each current member of the Board of Directors, (c) each executive officer named in the Summary Compensation Table on page 7 hereof, and (d) all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

                                                          SHARES BENEFICIALLY
                                                               OWNED(1)
NAME                                                        NUMBER PERCENT

Anthony Stafford (2)                                      20,226,157    56.6%
     c/o Codec Systems Limited
     Hyde House, Adelaide Road
     Dublin 2, Ireland

Conor Stafford                                             2,500,000     7.0%
     c/o Codec Systems Limited
     Hyde House, Adelaide Road
     Dublin 2, Ireland

Paula Stafford                                             2,500,000     7.0%
     c/o Codec Systems Limited
     Hyde House, Adelaide Road
     Dublin 2, Ireland

Fiona Stafford                                             2,500,000     7.0%
     c/o Codec Systems Limited
     Hyde House, Adelaide Road
     Dublin 2, Ireland

Ronan Stafford                                             2,500,000     7.0%
     c/o Codec Systems Limited
     Hyde House, Adelaide Road
     Dublin 2, Ireland

Mary Lee Ingoldsby
       P.O. Box 647                                        2,022,616    5.70%
       Hingham, MA 02043

John H. MacKinnon (3)                                      2,309,274    6.50%

William B. Berens                                          2,522,615    7.06%
Bruna Bucacci                                              1,088,308    3.04%

All executive officers and directors as
   a group (4 persons)                                    26,146,354    73.1%


(1) The number of shares of common stock issued and outstanding on March 31, 2008 was 35,742,438. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on March 31, 2008, including shares of common stock subject to options and/or warrants held by such person at March 31, 2008 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all Shares shown as beneficially owned by them, except as noted below.
(2) Includes 10,000,000 shares in the aggregate beneficially owned by Mr. Stafford's four children: Conor Stafford, Paula Stafford, Fiona Stafford and Ronan Stafford. Mr. Stafford has voting control over all of such shares.
(3)  Includes 286,658 shares jointly owned by Mr. MacKinnon's spouse.


                                   MANAGEMENT

EXECUTIVE OFFICERS

     Our executive officers, their ages and positions with the Company are as follows:

NAME                     AGE       POSITION
----                     ---       --------

William B. Berens        54        President and Chief Executive Officer

Bruna A. Bucacci         54        Chief Accounting Officer and Director of
                                   Operations


WILLIAM B. BERENS has served as our President and Chief Executive Officer since March 2006 and was elected as a director on March 30, 2007. Mr. Berens joined us on May 2003 as a consultant and then on March 1, 2004 became our Vice President of Sales and Marketing. Prior to joining us, Mr. Berens served as business consultant to high-tech companies. He was Vice President of business development for Tower Technology from 2001 to 2002, and for Interleaf (later acquired by Broad Vision) from 1998 to 2000. Mr. Berens has spent the past 25 years in the information processing industry in a variety of positions and industries. From 1978 to 1991 Mr. Berens served in various management capacities with Wang

Laboratories, with his largest responsibility managing over 200 people and $60M in revenue. In 1991, he became Director of Business Systems for Siemens Nixdorf Information Systems, and was responsible for image and data entry sales in the U.S. market. In 1996 he joined DSA - Software as Vice President of Sales, but quickly became President of the warehouse management systems company. Mr. Berens graduated from Boston College in 1976 with a BS in Computer Science and Economics.

BRUNA A. BUCACCI has served as our Chief Accounting Officer since November 2005. Ms. Bucacci joined us in May 1996 as our Controller. In April 2004 she also assumed the position of Director of Operations. Prior to joining our Company, Ms. Bucacci was Corporate Controller for Thermedics Detection, Inc. from 1991 to 1996. From 1984 to 1991 she held the position of Assistant Controller for Thermedics Inc. Prior to that time Ms. Bucacci held various managerial positions for Thermo Electron, Inc. Ms. Bucacci is a graduate of Boston College where she received a BS degree in Mathematics and a graduate of Bentley College where she received a BS degree in Accounting.

There exists no family relationship between any of our directors, executive officers, or persons nominated to become a director. In addition, during the past five years, none of our directors, executive officers, or persons nominated to become a director has been involved in legal proceedings.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer and to all other executive officers of the Company whose total salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2007.

------------------------------------------------------------------------------
Name and Principal Position    Year    Salary      Bonus   Option      Total
                                         ($)        ($)    Awards       ($)
                                                            ($)
----------------------------- ------ ----------- -------- --------- ----------
William B. Berens,             2007   166,498(1)     -0-     -0-      166,498
President and Chief            2006   130,473     10,000              140,473
Executive Officer
----------------------------- ------ ----------- -------- --------- ----------
Bruna A. Bucacci, Chief        2007   101,138        -0-   287(2)     101,425
Accounting Officer             2006    98,151      5,000              103,151
------------------------------------------------------------------------------

     (1) Mr. Berens joined us as our Vice President of Sales on March 1, 2004 and he became our President and Chief Executive Officer on March 6, 2006. On March 6, 2006, Mr. Berens agreed to defer 13% of his annual compensation on an ongoing basis pending improvement in the Company's operations and resulting cash position. Beginning in April 2007, Mr. Berens no longer deferred his salary and the Company paid Mr. Berens all of the deferred compensation with cash and shares of common stock.

     (2) Includes a stock option award of 100,000 shares of common stock at an exercise price of $0.03 per share. These options will vest and become exercisable ratably in four equal installments beginning on the first anniversary of the grant date. In the year ended December 31, 2007, the amount of option award recognized for Ms. Bucacci was $287 in accordance with SFAS 123R. See Note 2 to our Notes to Financial Statements reported in our Form 10-KSB for our fiscal year ended December 31, 2007 for details as to the assumptions used to determine the fair value of the option award.

     Mr. Berens became our President and Chief Executive Officer on March 6, 2006. We have not entered into a written employment agreement with him, but we have arranged for him to receive an annual salary of $150,000. We have also agreed that in the event of the termination of Mr. Berens' employment by us for any reason, provided that at the time of termination, he has not engaged in any illegal wrongdoing or acted in a manner that was not in the best interest of the Company, Mr. Berens will be entitled to receive as severance payment, a payment equal to six months' of his annual salary to be paid on a monthly basis. We will also continue to pay for his medical and dental benefits for such six-month period. We do not have any arrangements with Mr. Berens for any types of additional compensation, including bonus payments, insurance premium payments, and payments upon a termination following a change of control and retirement benefits. We have not issued Mr. Berens any stock awards or options to purchase shares of our common stock.

     Ms. Bucacci became our Chief Accounting Officer on November 21, 2005. We have not entered into a written employment agreement with her, but we have arranged for her to receive an annual salary of $101,000. We do not have any arrangements with Ms. Bucacci for any types of additional compensation, including bonus payments, severance payments, insurance premium payments, payments upon a termination following a change of control and retirement benefits.

OUTSTANDING EQUITY AWARDS TABLE AT FISCAL YEAR END

--------------------------------------------------------------------------------
Name                        Equity Incentive Plan
                              Awards: Number of         Option
                            Securities Underlying      Exercise      Option
                            Unexercised Unearned        Price      Expiration
                                 Options (1)             ($)          Date
--------------------------------------------------------------------------------
Bruna Bucacci                      100,000              $0.03        4/23/17
--------------------------------------------------------------------------------

     (1) All options vest and become exercisable ratably in four equal installments beginning on the first anniversary of the grant date, which was 4/23/07.

The term "shares" in the table above means our common shares.

STOCK OPTION EXERCISES
There were no stock options exercised by the named executive officers for the fiscal year ended December 31, 2007.

DIRECTOR COMPENSATION TABLE
The following table details the total compensation earned by the Company's outside Director for the year ended December 31, 2007. Mr. Stafford received no compensation for his services as a member of the Board of Directors in Fiscal 2007.

                                               FEES EARNED
                                               FOR PAID IN
                                                  CASH
NAME                                               ($)
--------------------------------------------------------------------------------
John H. MacKinnon                                $13,333         $13,333


COMPENSATION OF DIRECTORS

     Mr. MacKinnon as our lead director receives an annual compensation of $20,000 for his services, Mr. Stafford has elected to be compensated only for expenses related to attending the Board of Directors and Committee Meeting. Members of the Audit Committee and the Compensation Committee of the Board of Directors of the Company were not compensated by the Company for their services. Additionally, none of the non-employee Directors was paid for attending board meetings. The Company reimbursed the non-employee Directors for their reasonable out-of-pocket expenses related to attending meetings of the Board of Directors or any of its committees. Management Directors did not receive any compensation for their services as Directors.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING
                                  PROPOSAL ONE

                     APPROVAL OF AMENDMENT TO THE COMPANY'S

  CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-15 REVERSE STOCK SPLIT OF THE
          ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK

GENERAL

     Holders of National Datacomputer common stock are being asked to approve the proposal that Article IV of National Datacomputer's Certificate of Incorporation be amended to effect a 1-for-15 reverse stock split of the issued and outstanding shares of National Datacomputer common stock. No fractional share will be issued and stockholders will receive a cash payment equivalent to the fair market value of any fractional shares in lieu of such shares. If approved by the National Datacomputer stockholders, the reverse stock split would become effective upon filing of the Company's Amended Certificate of Incorporation. Even if the stockholders approve the reverse stock split, National Datacomputer reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of National Datacomputer and its stockholders to effect the reverse stock split. The Board may determine to effect the reverse stock split, if it is approved by the stockholders, even if the other proposals to be acted upon at the meeting are not approved.

     The reverse stock split will be effected by filing of the Amendment to Certificate of Incorporation, following approval of this proposal at the annual meeting (set forth on Exhibit "A").

PURPOSE

     The National Datacomputer Board approved the proposal authorizing the reverse stock split for the following reason:

     o the Board of Directors expects that a reverse stock split will have the effect of increasing the price per share of our common stock.

     If the reverse stock split successfully increases the per share price of our common stock, our Board of Directors believes this increase would facilitate future financings by National Datacomputer and enhance National Datacomputer's ability to attract and retain employees and other service providers. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

POTENTIAL INCREASED INVESTOR INTEREST

     On March 31, 2008, the closing price of National Datacomputer common stock, as reported on OTCB, was $0.01 per share. In approving the proposal authorizing the reverse stock split, our Board of Directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the National Datacomputer Board believes that most investment funds are reluctant to invest in lower priced stocks.

     THERE ARE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT, INCLUDING THAT THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF NATIONAL DATACOMPUTER COMMON STOCK.

     National Datacomputer cannot predict whether the reverse stock split will increase the market price for National Datacomputer common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

     o the market price per share of National Datacomputer common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of National Datacomputer common stock outstanding before the reverse stock split;

     o the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

     o the reverse stock split will result in a per share price that will increase National Datacomputer's ability to attract and retain employees and other service providers.

     The market price of National Datacomputer common stock will also be based on National Datacomputer performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of National Datacomputer common stock declines, the percentage decline as an absolute number and as a percentage of National Datacomputer's overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of National Datacomputer common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     If the stockholders approve the proposal to authorize our Board of Directors to implement the reverse stock split and our Board of Directors implements the reverse stock split, National Datacomputer will amend the existing provision of our Amendment to our Certificate of Incorporation attached hereto as Exhibit "A" relating to our issued and outstanding capital to add the following paragraph:

     "Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation, as amended, to effect a plan of recapitalization of the Corporation's common stock, par value $.001 per share (the "Common Stock") by effecting a 1-for-15 reverse stock split with respect to the issued and outstanding shares of the Common Stock (the "Reverse Stock Split"), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders every fifteen (15) shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the "Effective Time") shall be changed and reclassified into one (1) share of Common Stock, $.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the fair value of one share of Common Stock multiplied by such fraction. The par value of the Common Stock shall remain $0.001 per share. All certificates representing shares of Common Stock outstanding immediately prior to the filing of this Amendment shall immediately after the filing of this Amendment represent the number of shares of Common Stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the Corporation, and upon such surrender the Corporation will issue a certificate for the number of shares of Common Stock to which the holder is entitled under the provisions of this Amendment"

     The reverse stock split will be effected simultaneously for all National Datacomputer common stock and the exchange ratio will be the same for all shares of National Datacomputer common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in National Datacomputer, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect National Datacomputer's continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, despite the fact that, as a result of the proposed cash payment for any fractional shares resulting from the reverse stock split as described below under " - Fractional Shares," The reverse stock split alone at any ratio within the range for which we are seeking approval will not cause the number of stockholders of record to fall below 300, and we do not have any current intention to take steps to deregister our common stock from registration under the Exchange Act.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     If the reverse stock split is approved by our stockholders, and if our Board of Directors still believes that a reverse stock split is in the best interests of National Datacomputer and our stockholders, the Board will determine the ratio of the reverse stock split to be implemented. National Datacomputer will file the Amendment to our Certificate of Incorporation, which will implement the reverse stock split provision, with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. Our Board of Directors may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

     As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. National Datacomputer expects that National Datacomputer's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by National Datacomputer. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

FRACTIONAL SHARES

     No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported in the Wall Street Journal, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore as described herein.

     Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where National Datacomputer is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by National Datacomputer or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

ACCOUNTING MATTERS

     The reverse stock split will not affect the stockholders' equity section of National Datacomputer's balance sheet. However, because the par value of National Datacomputer common stock will remain unchanged on the effective date of the split, certain components that are part of the stockholders' equity section will change by offsetting amounts. Once the Board of Directors proceeds with the reverse stock split the stated capital component will be reduced to an amount of one-fifteenth (1/15) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of National Datacomputer common stock will be increased because there will be fewer shares of National Datacomputer common stock outstanding. Prior periods' per share amounts will be restated to reflect the reverse stock split.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of National Datacomputer with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of National Datacomputer common stock or obtain control of National Datacomputer, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. Under Proposal Two, the number of authorized shares will be reduced from 50,000,000 to 6,000,000. Other than the reverse stock split proposal, our Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of National Datacomputer. Furthermore, we currently have no plans or arrangements to issue any of the shares that result from the proportional increase in authorized shares vis-a-vis issued shares.

NO DISSENTER'S RIGHTS

     Under the Delaware General Corporation Law, National Datacomputer stockholders are not entitled to dissenter's rights with respect to the reverse stock split, and National Datacomputer will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of the material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively, as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis of the post-split shares received in the reverse stock split, including any fraction of a post-split share deemed to have been received, will be the same as the stockholder's aggregate tax basis in the pre-split shares that are exchanged. In general, stockholders who receive cash upon redemption of their fractional share interests in the post-split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should be minimal in view of the low value of the fractional interest. The stockholder's holding period for the post-split shares will include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

     National Datacomputer's view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the reverse stock split.

VOTES REQUIRED TO APPROVE THE REVERSE STOCK SPLIT

       The affirmative vote of a majority of the Company's outstanding common stock is required to approve Proposal 1, the amendment to the Certificate of Incorporation to effect the reverse stock split. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will be treated as votes against this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE REVERSE STOCK SPLIT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL TWO
    AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO DECREASE FROM 50,000,000
          SHARES TO 6,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF
                      COMMON STOCK AUTHORIZED TO BE ISSUED

     The Board of Directors has determined that it is advisable to decrease our authorized common stock from 50,000,000 shares to 6,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed decrease. The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as EXHIBITA.

     As of March 31, 2008, prior to the reverse stock split contemplated by Proposal One, 35,742,438 shares of our common stock were issued and outstanding (excluding treasury shares) and 1,345,000 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our stock option plan plan. The number of authorized and unreserved shares available for future issuance is 12,037,562 shares. A total of 875,000 shares of common stock are available for future issuance under out option plans in aggregate.

     We are asking stockholders to approve an amendment to our Restated Certificate of Incorporation to decrease the number of authorized shares from 50,000,000 shares to 6,000,000 shares, subject to the approval of the reverse stock split contemplated by Proposal 1. Our Board of Directors believes that this decrease is advisable because a reduction in the number of our authorized shares of common stock will result in significantly lower franchise tax due to the State of Delaware, which is the state in which we are incorporated. The State of Delaware imposes a franchise tax on corporations that are incorporated under the laws of that state, and the franchise tax is calculated using a corporation's authorized shares of common stock as part of the calculation. The amount of this tax will be decreased if we reduce the number of our authorized shares of common stock. We believe that having 6,000,000 authorized shares will give us sufficient flexibility for corporate purposes for the foreseeable future. This proposal will be implemented only if the reverse stock split contemplated by Proposal 1 is approved by the stockholders and effected by the Board of Directors.

     The affirmative vote of a majority of the common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed decrease in the number of our authorized shares of common stock. Proxies solicited by the Board will be voted in favor of the amendment to our Certificate of Incorporation unless a stockholder does not vote or indicates otherwise on the proxy. Abstentions and broker non-votes will be treated as votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECREASE FROM 50,000,000 SHARES TO 6,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED.

                                 PROPOSAL THREE

                   ADOPTION OF THE AMENDMENT TO THE COMPANY'S

                2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

     On January 25, 2007 our Board of Directors unanimously approved the adoption of the 2007 Employee, Director and Consultant Stock Plan (the "2007 Plan"). The 2007 Plan allowed for the issuance of up to 2,000,000 additional shares of our common stock pursuant to awards granted under the 2007 Plan.

     An amendment to the 2007 Plan is being submitted to you for approval at the Meeting in order to increase the 2,000,000 share of common stock available in the 2007 Plan to 3,000,000 shares of common stock. However, if the proposal adopting the 1:15 reverse stock split is approved, then the number of shares available for grant under the 2007 Plan will increase from 133,333 to 200,000.The amendment to the 2007 Plan will ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our 2007 Plan by complying with Rule 162(m) of the Code. Our Board of Directors believes that the approval of the amendment to the 2007 Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of awards in light of the recent changes in tax and accounting rules relating to equity-based compensation.

     As of March 31, 2008 options to purchase approximately 1,125,000 shares of our common stock were outstanding under our 2007 Stock Option Plans and approximately an additional 875,000 shares were available for future option grants under the 2007 Stock Option Plan. Additional option to purchase approximately 220,000 shares of our common stock were outstanding under our 1997 and 1998 Stock Option Plans and approximately an additional 280,000 shares were available for future option grants under the 1998 Stock Option Plan while no shares were available for future option grants under the 1997 Stock Option Plan. On January 25, 2007, upon approval of the 2007 Plan all outstanding options under our 1997 and 1998 Stock Option Plans remained in effect, but no additional awards could be made. The 2007 Plan was intended to replace our 1997 and 1998 Stock Option Plans and the shares available for future issuance under our 1998 Stock Option Plan became available for grant and subject to the terms of the 2007 Plan and were included in the 2,000,000 shares authorized under the 2007 Plan. In addition, generally shares of common stock reserved for awards under the 2007 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. No participant may receive awards for more than 500,000 shares of common stock in any fiscal year under our 2007 Plan.

     Our Board of Directors and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The amendment to the 2007 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the amendment to the 2007 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes adoption of the amendment to the 2007 Plan is in our best interests and those of its stockholders and recommends a vote "FOR" the approval of the amendment to the 2007 Plan. We do not plan to grant any awards under the 2007 Plan concurrent with the approval of the proposed amendment to the 2007 Plan.

     The following is a brief summary of the 2007 Plan. This summary is qualified in its entirety by reference to the text of the 2007 Plan, a copy of which is attached hereto as Exhibit B.

MATERIAL FEATURES OF OUR 2007 PLAN

     The 2007 Plan will allow us, under the direction of our Board of Directors, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors (approximately 20 people) who, in the opinion of our Board of Directors, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2007 Plan will provide an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders.

     STOCK OPTIONS. Stock options granted under the 2007 Plan may either be incentive stock options, which are intended to satisfy the requirements of
Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

     Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.

     RESTRICTED STOCK. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

     During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

     In accordance with the terms of our 2007 Plan, our Board of Directors is authorized to administer the 2007 Plan. The Board of Directors may delegate part of its authority and powers under our 2007 Plan to one or more of our directors and/or officers, but only our Board of Directors can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2007 Plan, our Board of Directors will determine the terms of awards, including:

     o    which employees, directors and consultants will be granted awards;

     o    the number of shares subject to each award;

     o    the vesting provisions of each award;

     o    the termination or cancellation provisions applicable to awards; and

     o all other terms and conditions upon which each award may be granted in accordance with the 2007 Plan.

     In addition, our Board of Directors may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2007 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

     If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our 2007 Plan, as to some or all outstanding awards:

     o provide that all outstanding options shall be assumed or substituted by the successor corporation;

     o upon written notice to a participant provide that the participant's unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

     o in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options (all options being made fully vested and immediately exercisable prior to their termination), in exchange for the termination of such options; and

     o provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

     Our 2007 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2007 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2007 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

INCENTIVE STOCK OPTIONS:    Incentive stock options are intended to qualify for
                            treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period").
                            However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain.
                            If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

NON-QUALIFIED OPTIONS:      Options otherwise qualifying as incentive stock
                            options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
                            Non-qualified stock options must be issued at fair market value or the holder is subject to certain income tax penalties under Section 409A of the Internal Revenue Code.

                            A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

                            An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

STOCK GRANTS:               With respect to stock grants under our 2007 Plan
                            that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received.
                            Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

                            With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

SUMMARY OF EQUITY COMPENSATION PLANS
The following table contains information about stock options and restricted stock awards held by the Named Officers as of December 31, 2007:

-------------------------------------------------------------------------------------------------------------
          PLAN CATEGORY             NUMBER OF SECURITIES      WEIGHTED-AVERAGE       NUMBER OF SECURITIES
                                     TO BE ISSUED UPON       EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                        EXERCISE OF         OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
                                    OUTSTANDING OPTIONS,    WARRANTS AND RIGHTS       EQUITY COMPENSATION
                                    WARRANTS AND RIGHTS                                PLANS (EXCLUDING
                                                                                    SECURITIES REFLECTED IN
                                                                                          COLUMN (A))
                                            (A)                     (B)                        (C)
---------------------------------- ----------------------- ----------------------- --------------------------
Equity compensation plans                1,345,000                 $0.15                     875,000
approved by security holders
---------------------------------- ----------------------- ----------------------- --------------------------
Equity compensation plans not
approved by security holders
---------------------------------- ----------------------- ----------------------- --------------------------
              TOTAL                      1,345,000                 $0.15                     875,000
-------------------------------------------------------------------------------------------------------------

     The affirmative vote of a majority of the shares cast affirmatively or negatively is required to approve Proposal 3, the amendment to the 2007 Employee, Director and Consultant Stock Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE ADOPTION OF THE AMENDMENT TO THE 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN AND THE RESERVATION OF AN ADDITIONAL 1,000,000 SHARES OF OUR COMMON STOCK FOR GRANT UNDER SUCH PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE PLAN AND RESERVATION OF THE SHARES UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

                                  PROPOSAL FOUR

                              ELECTION OF DIRECTORS

     Set forth below are the names of the persons nominated as directors, all of whom are also our current directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other companies in which such persons hold directorships.

                               Year
                               First Became
Name                  Age      Director          Position
----                  ---      --------          --------

Anthony Stafford      66       2007              Chairman of the Board

William B. Berens     54       2007              Director, President and Chief
                                                 Executive Officer

John H. MacKinnon     67       2004              Director


ANTHONY STAFFORD is Chairman of the Board of Directors of the Company. He was named Chairman of the Board and Chief Executive Officer on March 30, 2007. Mr. Stafford is the principal founder, chairman and owner of Codec Systems Ltd. ("Codec"). Codec is a European leader in performance management and business intelligence software which was established in August 1985 and currently has offices in Dublin, Warsaw, Cologne and London. Prior to the establishment of Codec Mr. Stafford served as a financial controller in multi-national organizations including General Foods, IBM and Toyota. Mr. Stafford is also the co-founder and Board Member of Catalina Avalon S.p. z.o.o., a privately held Polish company which specializes in the construction industry in Poland. Mr. Stafford is also a Fellow of the Chartered Institute of Management Accountants.

WILLIAM B. BERENS has served as our President and Chief Executive Officer since March 2006 and was elected as a director on March 30, 2007. Mr. Berens joined us on May 2003 as a consultant and then on March 1, 2004 became our Vice President of Sales and Marketing. Prior to joining us, Mr. Berens served as business consultant to high-tech companies. He was Vice President of business development for Tower Technology from 2001 to 2002, and for Interleaf (later acquired by BroadVision) from 1998 to 2000. Mr. Berens has spent the past 25 years in the information processing industry in a variety of positions and industries. From 1978 to 1991 Mr. Berens served in various management capacities with Wang Laboratories, with his largest responsibility managing over 200 people and $60M in revenue. In 1991, he became Director of Business Systems for Siemens Nixdorf Information Systems, and was responsible for image and data entry sales in the U.S. market. In 1996 he joined DSA - Software as Vice President of Sales, but quickly became President of the warehouse management systems company. Mr. Berens graduated from Boston College in 1976 with a BS in Computer Science and Economics.

JOHN H. MACKINNON has served as one of our directors and Chairman of the Audit Committee since March 2004. Mr. MacKinnon joined PricewaterhouseCoopers LLP in 1968 and was a partner from 1978 until his retirement in 1999. Mr. MacKinnon served as a part-time consultant to the Company under an arrangement that was terminated as of February 27, 2004. Mr. MacKinnon also serves on the Boards of Directors of LoJack Corporation and Biosphere Medical Inc. Mr. MacKinnon is a Certified Public Accountant and is active in community affairs, including serving on the Boards of Trustees of Emmanuel College, Laboure College and Blessed John XXIII National Seminary.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that Mr. MacKinnon is an "independent director" as defined by The NASDAQ Stock Market.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held a total seven meetings during the Company's fiscal year ended December 31, 2007. Each Director attended in person or telephonically at least 90% of the meetings held by the Board of Directors and all committees thereof on which each Director served or, in the event that membership was for a partial year, at least 75% of the meetings occurring during the period of membership. It is the policy of the Company that every Director attends annual meetings of stockholders. All of the Directors of the Company attended the last annual meeting of stockholders. Stockholders may send communications to the Board of Directors by mailing the same addressed to Board of Directors (or addressed to a specific individual director), National Datacomputer Inc., 900 Middlesex Turnpike, Bldg. #5, Billerica, Massachusetts 01821.

     The Board of Directors has established two standing committees: the Audit Committee and the Compensation, Nominating, and Governance Committee. The committee charters are available on the Company's website at www.ndcomputer.com.

     The Audit Committee is comprised of Mr. MacKinnon; who is considered independent under the SEC's audit committee independence standards. Mr. MacKinnon qualifies as an Audit Committee Financial Expert, as such term is defined under Item 401 of Regulation S-B, and has been designated the committee's financial expert. He is also the Audit Committee Chairman.


REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of our Board of Directors consists of one member, John
H. MacKinnon (Chairman), who joined the committee upon his election to the Board on March 1, 2004. As a member of the Audit Committee, Mr. MacKinnon satisfies the current independence standards promulgated by the Securities and Exchange Commission and by the NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. MacKinnon is an "audit committee financial expert," as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-B.

     The functions of the Audit Committee include selecting, evaluating and replacing, if needed, our independent registered public accountants; approving all audit and non-audit services and fees related thereto; reviewing, in consultation with our management and independent registered public accountants, the scope and results of the interim reviews and the annual audit of our financial statements included in our quarterly and annual reports filed with the SEC; and overseeing and monitoring the processes and controls management has in place to maintain the reliability and integrity of our accounting policies and financial reporting process, to ensure the adequacy of internal accounting, financial reporting and disclosure controls and to comply with legal and regulatory requirements that may impact our financial reporting and disclosure obligations.

     The Audit Committee has furnished the Audit Committee Report set forth below. The Audit Committee is governed by an audit committee charter, adopted by the Board of Directors during 2007.

     The Audit Committee has met with the Company's independent registered public accountants, Carlin, Charron & Rosen, LLP, to discuss the results of its audit, the adequacy of the Company's internal and external accounting controls, and the integrity of the Company's financial reporting. The Audit Committee met five times in 2007.

     AUDIT COMMITTEE REPORT

     This Audit Committee Report reviews actions taken with respect to the Company's financial statements for the year ended December 31, 2007.

     The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and the reporting process, including the system of internal and external controls. Carlin, Charron & Rosen, LLP, the Company's independent registered public accounting firm, is responsible for auditing the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. In fulfilling its responsibilities for 2007, the Audit Committee took the following actions:

     o Reviewed and discussed the audit plan, audit scope, identification of audit risks and the audited financial statements for the year ended December 31, 2007, with management and Carlin, Charron & Rosen, LLP;

     o Discussed with Carlin, Charron & Rosen, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     o Received written disclosures and the letter from Carlin, Charron & Rosen, LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Carlin, Charron & Rosen, LLP its independence. The Audit Committee considered, with a view to maintaining the independence of its independent registered public accounting firm, the nature and scope of the non-audit services supplied to the Company by its independent registered public accounting firm.

     o The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     The member of the Audit Committee is not professionally engaged in the practice of auditing or accounting and is not employed by the Company for accounting or financial management or for any aspects of the Company's system of internal accounting control. The member of the Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management and the Company's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures that are designed to assure compliance with accounting standards and applicable laws and regulations. In addition, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).

     Based upon the reports, discussions and reviews described in this Report, and subject to the limitations on the role and responsibilities of the Committee referred to above, the Audit Committee has recommended to the Board and the Board has approved, the audited financial statements for the year ended December 31, 2007 being included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee selects, the independent registered public accounting firm of the Company, discusses and reviews the scope and the fees of the prospective annual audit, reviews the results of the annual audit with the Company's independent registered public accounting firm, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices, and reviews and approves transactions, if any, with affiliated parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers, Directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10 percent stockholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

     To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations from officers and Directors regarding reports required to be filed during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to the Company's officers, Directors and greater than ten percent beneficial owners were complied with by such persons, and no such persons are required to file a Form 5.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The audit committee is responsible for reviewing, approving or ratifying all material transactions between us and related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. This obligation is set forth in our audit committee charter. In evaluating related person transactions, the committee members apply the same standard of good faith and fiduciary duty they apply to their general responsibilities as a committee of the board and as individual directors. In any transactions involving a related party, our audit committee considers all available material facts and circumstances of the transaction, including: (i) the direct and indirect interests of related party;
(ii) if the related party is a director (or immediate family member of a director or an entity with which the director is affiliated), the impact such transaction would have on the director's independence; (iii) the risks, costs and benefit to us; and (iv) whether any alternative transaction for comparable purposed are available. Our audit committee then makes a determination as to whether the proposed terms of the transaction are in the best interest of the Company and otherwise consistent with arm's-length dealings with unrelated third-parties.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

     The Compensation, Nominating and Governance Committee of the Board of Directors consists of two members, Anthony Stafford (Chairman) and John H. MacKinnon The committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures, including determination of the compensation for our Chief Executive Officer. The committee also makes recommendations to the full Board as to the size and composition of the Board and makes recommendations as to particular nominees. The committee considers nominations for our Board in accordance with our Restated By-Laws. The Committee also reviews and makes recommendations to the full Board concerning corporate governance matters. The members of the Compensation, Nominating and Governance Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market. The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by stockholders.

     Historically, the Company has not adopted a formal process for stockholder communications with the Compensation, Nominating and Governance Committee. In view of the infrequency of stockholder communications with the Board, the Board does not believe that a formal process is necessary.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

     Generally, stockholders who have questions or concerns should contact our Investor Relations department at (978) 663-7677. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at 900 Middlesex Turnpike, Billerica, MA 01821 via e-mail at investors@ndcomputer.com, or by using the "Comments" page of our website at www.ndcomputer.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

     o    junk mail and mass mailings

     o    resumes and other forms of job inquiries

     o    surveys

     o    solicitations or advertisements.

     In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

     On March 19, 2008 our Board of Directors voted to nominate all of our current directors for election at the annual meeting, each for a term of one year to serve until the 2009 annual meeting of stockholders, and until their respective successors have been elected and qualified.

     The nominees for director who receive the most votes (also known as a "plurality" of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

     In the event that any nominee becomes unable or unwilling to serve, the shares voted by proxy FOR the election as director of that nominee will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ANTHONY STAFFORD, WILLIAM B. BERENS AND JOHN H. MACKINNON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL FIVE
          RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected, subject to ratification by the stockholders, the firm of Carlin, Charron & Rosen, LLP as the Company's independent registered public accounting firm for fiscal year 2008. Although action by the stockholders in this matter is not required, the Board of Directors believes that it is appropriate to seek stockholder ratification of this appointment. In the event the stockholders do not ratify the selection of Carlin, Charron & Rosen, LLP, the selection of another independent registered public accounting firm will be considered by the Audit Committee.

     Carlin, Charron & Rosen, LLP are not expected to be present at the Annual Meeting of Stockholders on June 9, 2008 and therefore will not be responding to questions at the Annual Meeting.


ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Carlin, Charron & Rosen, LLP has been our independent registered public accounting firm since November 4, 2005, and audited our financial statements for the years ended December 31, 2007, 2006 and 2005.

     Audit Fees
     ----------

     For the year ended December 31, 2007, Carlin, Charron & Rosen, LLP billed us $65,959 for the audit of our financial statements and its review of our Quarterly Reports on Form 10-QSB

     For the year ended December 31, 2006, Carlin, Charron & Rosen, LLP billed us $63,500 for the audit of our financial statements and its review of our Quarterly Reports on Form 10-QSB. BDO Seidman, LLP billed us $5,000 for their consent associated with the Form 10-KSB for the year ended December 31, 2005.

     Audit-Related Fees
     ------------------

     For the year ended December 31, 2007, Carlin, Charron & Rosen, LLP billed us $7,000 for the review of our Form 8-K. We did not pay any additional fees to our independent registered public accounting firms for assurance and related services during the years ended December 31, 2006.

     Tax Fees
     --------

     For the year ended December 31, 2007, Carlin Charron & Rosen, LLP billed us $5,500 for the preparation of our 2006 corporate income tax returns. For the year ended December 31, 2006, RMS McGladrey, Inc. billed us $4,000 for the preparation of our 2005 corporate income tax returns.

     All Other Fees
     --------------

     We did not pay any additional fees to Carlin, Charron & Rosen, LLP, for other products or services during the years ended December 31, 2007 or 2006.

     Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
     -------------------------------------------------------------------------
     Services of Independent Certified Public Auditors
     -------------------------------------------------

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

     Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent registered auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

     TAX services include all services performed by the independent registered auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

     OTHER FEES are those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered auditor.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     The affirmative vote of a majority of the shares cast affirmatively or negatively for Proposal 5 is required to ratify the selection of independent public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF CARLIN, CHARRON & ROSEN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the judgment of the persons voting the proxies.

               STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

     To be considered for inclusion in the proxy statement relating to our 2009 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company at 900 Middlesex Turnpike, Billerica, Mass, no later than 120 days prior to the date that is one year from this year's mailing date. To be considered for presentation at the 2009 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than 75 days prior to the date that is one year from this year's mailing date and no later than 45 days prior to the date that is one year from this year's mailing date. Proposals that are not received in a timely manner will not be voted on at the 2009 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, National Datacomputer, Inc., 900 Middlesex Turnpike, Bldg. #5, Billerica, Massachusetts, 01821.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.



                                          By order of the Board of Directors:



                                          Anthony Stafford
                                          Chairman of the Board
[      ], 2008

          EXHIBIT A - TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL DATACOMPUTER, INC.

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is National Datacomputer, Inc.

     2. The date of filing of the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 17, 1986. Thereafter the Certificate of Incorporation was amended by the filing of the following documents with the Secretary of State of the State of Delaware on the dates noted: an Agreement of Merger on February 18, 1987; a Certificate of Amendment on April 15, 1987; a Certificate of Designation on August 25, 1994; a Certificate of Amendment on October 17, 1994; a Certificate of Designation on April 25, 1996; a Certificate of Designation on June 27, 1996; two Certificates of Amendment on December 18, 1996; two Certificates of Designation on March 3, 1997; a Certificate of Designation on February 18, 1998; a Certificate of Designation on March 29, 1999; a Certificate of Amendment on May 22, 2000; and a Certificate of Amendment on March 2, 2007.

     3. The Certificate of Incorporation, as amended to date, is hereby further amended to, among other things, be amended to effect a reverse stock split of the authorized, issued and outstanding shares of the Corporation's common stock) and to changed the Corporation's authorized shares, said amendments shall be effected by striking out Article Fourth of the Certificate of Incorporation, as amended, in its entirety and by substituting in lieu thereof the following new Article Fourth:

"FOURTH:

     Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation, as amended, to effect a plan of recapitalization of the Corporation's common stock, par value $.001 per share (the "Common Stock") by effecting a 1-for-15 reverse stock split with respect to the issued and outstanding shares of the Common Stock (the "Reverse Stock Split"), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders every fifteen (15) shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the "Effective Time") shall be changed and reclassified into one (1) share of Common Stock, $.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the fair value of one share of Common Stock multiplied by such fraction. The par value of the Common Stock shall remain $0.001 per share. All certificates representing shares of Common Stock outstanding immediately prior to the filing of this Amendment shall immediately after the filing of this Amendment represent the number of shares of Common Stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the Corporation, and upon such surrender the Corporation will issue a certificate for the number of shares of Common Stock to which the holder is entitled under the provisions of this Amendment"

     a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is Six Million Three Thousand, Three Hundred and Thirty-Three (6,003,333), consisting of:

     i) 6,000,000 shares of Common stock, One-Tenth of One Cent ($0.001) Par Value per share (the "Common stock") and

     ii) 3,333 shares of Preferred Stock, One-Tenth of One Cent ($0.001) Par Value per share (the "Preferred Stock")

     b)   Common Stock.

     1. General. The voting, dividend and liquidation and other rights of the holders of the common stock are expressly made subject to and qualified by the rights of the holders of any series of Preferred Stock.

     2. Voting Rights. The holders of record of the common stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders.

     3. Dividends. Dividends may be declared and paid on the common stock from funds lawfully available therefore if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

     4. Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of record of the common stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.

     5. Reclassification. Upon the effectiveness of this Certificate of Amendment, every fifteen shares of common stock outstanding or held by the Corporation in its treasury shall be changed and reclassified into one share of common stock, $0.001 par value per share, which shares shall be fully paid and nonassessable shares of common stock of the Corporation.

     c) Preferred Stock.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize an increase or decrease in the number of shares of any such series except as set forth in the Preferred Stock Designation for such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized undesignated Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock or of any series thereof, voting as a separate class, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

     4. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on the day of [ ], 2008.


                                      NATIONAL DATACOMPUTER, INC.



                                      By:  _____________________________
                                           William B. Berens
                                           President and Chief Executive Officer

          EXHIBIT B - 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

                           NATIONAL DATACOMPUTER, INC.

                2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

                           NATIONAL DATACOMPUTER, INC.

                2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.   DEFINITIONS.

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this National Datacomputer, Inc. 2007 Employee, Director and Consultant Stock Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's Common Stock, $.001 par value per share.

          Company means National Datacomputer, Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Fair Market Value of a Share of Common Stock means:

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common

               Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Plan means this National Datacomputer, Inc. 2007 Employee, Director and Consultant Stock Plan.

          Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

          Stock Grant means a grant by the Company of Shares under the Plan.

          Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

          Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.   PURPOSES OF THE PLAN.

     The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.   SHARES SUBJECT TO THE PLAN.

     (a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 3,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

     (b) If an Option ceases to be "outstanding", in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of

Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.   ADMINISTRATION OF THE PLAN.

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which Employees, directors and consultants shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year;

     d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

     e. Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant's consent;

     f. Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefore other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

     g. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

     To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.   ELIGIBILITY FOR PARTICIPATION.

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

     a. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          i. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

          ii. Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

          iii. Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

          iv. Option Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:

               A. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               B. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     b. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue
          Service:

          i. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) thereunder.

          ii. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

               B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

          iii. Term of Option: For Participants who own:

               A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

               B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

          iv. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.   TERMS AND CONDITIONS OF STOCK GRANTS.

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.   TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

     The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.  ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

     A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or
(c) at the discretion of the Administrator, by any combination of (a) and (b); or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

     The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.  RIGHTS AS A SHAREHOLDER.

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

12.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

     By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

     Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

     b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in a Participant's Option Agreement:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

               (i) To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

               (ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

     b. A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     c. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

     Except as otherwise provided in a Participant's Option Agreement:

     a. In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

               (i) To the extent that the Option has become exercisable but has not been exercised on the date of death; and

               (ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

     b. If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.  EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

     In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

     For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

     Except as otherwise provided in a Participant's Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company's forfeiture or repurchase rights have not lapsed.

19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, thereof.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

     d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the

Company or of an Affiliate: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

22.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

     a. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) shall also be proportionately adjusted upon the occurrence of such events.

     b. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or
(iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

     c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

     d. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

     e. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

25.  ISSUANCES OF SECURITIES.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.  FRACTIONAL SHARES.

     No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.  WITHHOLDING.

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

29.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in
Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.  TERMINATION OF THE PLAN.

     The Plan will terminate on January 17, 2017, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.  AMENDMENT OF THE PLAN AND AGREEMENTS.

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.  EMPLOYMENT OR OTHER RELATIONSHIP.

     Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.  GOVERNING LAW.

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                           NATIONAL DATACOMPUTER, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2008

     The undersigned, revoking any previous proxies relating to these Shares, hereby acknowledges receipt of the Notice and Proxy Statement dated [ ], 2008 in connection with the Annual Meeting of Stockholders to be held at 10 a.m. Eastern Standard Time on Monday, June 9, 2008 at the offices of Codec Systems Limited, located at Hyde House, Adelaide Road Dublin 2, Ireland, and hereby appoints William B. Berens and Bruna B. Bucacci, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of National Datacomputer, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the Meeting, with all the powers the undersigned would have if personally present at the Meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

     This Proxy when executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE PROPOSALS. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

     1. Proposal to approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to approve the proposal that Article Fourth of the Company's Certificate of Incorporation be amended to effect a 1:15 reverse stock split of the issued and outstanding shares of the Company's common stock (such split to combine a number of fifteen (15) shares into one (1) share. This would mean stockholders who currently hold shares in denominations of 15 would now hold shares in denominations of 1, for example, 150 shares would be equal to 10 shares after the reverse stock split) .

                      |_| FOR            |_| AGAINST            |_| ABSTAIN

     2. To approve the amendment to the Company's certificate of incorporation to reduce the number of authorized shares of common stock.

                      |_| FOR            |_| AGAINST            |_| ABSTAIN

     3. Proposal to amend the 2007 Employee, Director and Consultant Stock Plan and to increase the number of shares available for issuance under the Plan from 2,000,000 shares in the Company's common stock for grant under the plan to 3,000,000 shares in the Company's common stock (which shares available for grant shall be reduced to 200,000 shares following the reverse stock split set forth in proposal 1, if approved).

                      |_| FOR            |_| AGAINST            |_| ABSTAIN

     4. ELECTION OF DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

     Proposal to elect Anthony Stafford, William B. Berens and John H. MacKinnon as Directors of the Company.

     Anthony Stafford             |_| FOR    |_| WITHHOLD VOTE

     William B. Berens            |_| FOR    |_| WITHHOLD VOTE

     John H. MacKinnon            |_| FOR    |_| WITHHOLD VOTE

     5. Proposal to confirm the ratification of Carlin, Charron & Rosen, LLP as the independent registered public accounting firm for the Company.

                      |_| FOR            |_| AGAINST            |_| ABSTAIN


     |X| Please mark votes as in this example.

The Board of Directors recommends a vote FOR all above Proposals.

                                             Please sign exactly as name(s)
                                             appears hereon. Joint owners
                                             should each sign. When signing
                                             as attorney, executor,
                                             administrator, trustee or
                                             guardian, please give full
                                             title as such.

                                             Signature:             Date
                                                        -----------      -------

                                             Signature:             Date
                                                        -----------      -------